                                                                   EXHIBIT 99.06

                               MEMBERS AGREEMENT
                               -----------------

          THIS MEMBERS AGREEMENT (this "Agreement") is made as of May __, 2000,
                                        ---------
between Zecal Technology, LLC, a Delaware limited liability company (the "Company"), each of the Members listed on the Schedule of Members attached
 -------                                      -------------------
hereto and, solely for purposes of agreeing to Sections 9, 10 and 24 hereof, Heartland Technology, Inc., a Delaware corporation ("HTI"). Capitalized terms
                                                     ---
used but not otherwise defined herein are defined in Section 7 hereof or in the LLC Agreement referred to below.

          The Company and the Members desire to enter into this Agreement for the purposes of, among others, inducing the Members to enter into the Company's Limited Liability Company Agreement dated as of the date hereof (the "LLC
                                                                      ---
Agreement"), to establish the composition of the Company's Board and to restrict
---------
the sale, assignment, transfer, encumbrance or other disposition of the Company Interests.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Board of Managers.
               -----------------

          (a)  From and after the date hereof and until the provisions of this
     Section 1 cease to be effective, each Member shall vote all of its Company Interests and any other voting interests of the Company over which such Member has voting control and shall take all other necessary or desirable actions within its control (whether in its capacity as a Member, manager, member of a committee of the board or officer of the Company or otherwise and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and Member meetings), in order to cause:

               (i)  the election to the Board of:

                    (A)  two representatives (the "LZ Directors") designated by
                                                   ------------
                         LZ Partners, LLC ("LZ");
                                            --

                    (B)  two representatives (the "Zecal Directors") designated
                                                   ---------------
                         by Zecal Corp. ("Zecal"); and
                                          -----

                    (C) the Company's chief executive officer (as such person may be appointed by the Board from time to time), as a non-voting member of the Board.

               (ii) the appointment of each member of the Board to each committee of the Board and to the board of directors (or equivalent) and each committee of each Subsidiary of the Company.

          (b) In the event that any representative designated hereunder by LZ or Zecal for any reason ceases to serve as a member of the Board during his term of office (including by reason of the removal of any such representative (with or without cause) by the Person entitled to appoint such representative), the resulting vacancy on the Board shall be filled by a representative designated by LZ or Zecal, as the case may be, as provided in Section 1(a) above.

          (c) Notwithstanding any provision contained herein or in the Company's LLC Agreement to the contrary, only the LZ Directors (or, the board members appointed by LZ, in the event the provisions of this Section 1 have otherwise been terminated), as a separate group as permitted by
     Section 18-404(b) of the Delaware Limited Liability Company Act, shall be entitled to consider and vote upon (i) the Company's exercise of any of its rights or remedies (including, without limitation, any exercise of any right to indemnification) or the performance of any of its obligations pursuant to the Asset Purchase Agreement or (ii) any prepayment or repayment of the Guaranty in advance of the scheduled maturity or required payment of such guaranty obligations, but, in the case of this clause (ii), only after (A) the occurrence of any Insolvency Event (as defined below),
     (B) any demand for payment of the Guaranty by Wells Fargo (as defined below) or any exercise by Wells Fargo or attempt by Wells Fargo to exercise any of its rights or remedies under the Guaranty or (C) if necessary or desirable for the Company to obtain other financing which the LZ Directors reasonably believe to be in the best interests of the Company.

               Each Board representative shall have one vote on all matters submitted to the Board (whether the consideration of such matter is taken at a meeting, by written consent or otherwise), excluding, for the avoidance of doubt, the Company's chief executive officer, in his or her capacity as a non-voting member of the Board pursuant to Section 1(a)(i)(C) hereof. The affirmative vote (whether by proxy or otherwise) of members of the Board holding a majority of the votes of all members of the Board shall be the act of the Board, it being agreed and understood that (subject to the terms of Section 5.5(b) of the LLC Agreement) in the event of a Board deadlock on any matter before the Board, the affirmative vote of the holders of not less than a majority of the Company Interest shall be the act of the Company.

          (d) The provisions of this Section 1 (other than Section 1(c)) shall terminate upon the first to occur of (i) any of Zecal, HTI or P.G. Design shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or any of Zecal, HTI or P.G. Design shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of any of Zecal, HTI or P.G. Design, as the case may be; or any of

     Zecal, HTI or P.G. Design shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against any of Zecal, HTI or P.G. Design (except for, and only so long as, any such proceeding in which Zecal, HTI or P.G. Design is the "debtor in possession," as defined in (S)1101(1) of the U.S. Bankruptcy Code, unless not less than a majority of the LZ Directors, acting in good faith, determine that any such "debtor in possession" proceeding has or could reasonably be expected to result in the loss of 10% or more of the Company's annual net sales or EBITDA or has or could reasonably be expected to result in the loss of any third party financing which would otherwise be available to the Company or has or could reasonably be expected to jeopardize an important business relationship or business order); or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any of Zecal, HTI or P.G. Design (any of the foregoing, an "Insolvency Event"),
                                                          ----------------
     (ii) a foreclosure by Wells Fargo Business Credit, Inc. ("Wells Fargo")
                                                               -----------
     pursuant to which Wells Fargo or any successor-in-interest thereto acquires all or any portion of the Company Interest currently held by Zecal (a "Bank
                                                                            ----
     Acquisition Event"), (iii) HTI's or Zecal's failure to consummate the Put
     -----------------
     transactions required by Section 9 hereof, (iv) Zecal's failure to fulfill its obligations under the buy-sell arrangements in Section 10 hereof to consummate a purchase or sale of Company Interests when obligated to do so,
     (v) the consummation of a Liquidity Event or (vi) the consummation of an IPO. Upon any such termination of this Section 1, the members of the Company's Board shall be appointed in accordance with the Delaware Act (as defined in the LLC Agreement) and, for purposes of clarification, the holders of not less than a majority of the Company Interest shall be entitled to appoint each member of the Company's Board upon any termination of this Section 1.

          2.   Restrictions on Transfer of Company Interests.
               ---------------------------------------------

          (a)  Transfer of Company Interests.  No holder of Company Interests
               -----------------------------
     shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in (a "Transfer") such holder's Company
                                           --------
     Interests, except pursuant to (i) Section 2(b) hereof, (ii) a Public Sale,
     (iii) a Liquidity Event pursuant to Section 6 or (iv) Section 9 or 10 hereof; provided that the applicable requirements of Sections 3 and 4 (if any) are also satisfied. Notwithstanding anything to the contrary contained herein, the Members agree and acknowledge that Zecal shall be permitted to pledge the Company Interest held by it to Wells Fargo in support of Zecal's obligations pursuant to that certain Credit Agreement dated as of December 31, 1998, as amended, by and between Wells Fargo and P.G. Design and that nothing herein shall preclude Wells Fargo from foreclosing upon, and acquiring, all or any portion of such Company Interest.

          (b)  Permitted Transfers. The restrictions contained in this Section 2
               -------------------
     shall not apply with respect to any Transfer of Company Interests in the case of any Person (i) pursuant to applicable laws of descent and distribution or among such Person's Family

     Group,(ii) in the case of LZ, among its Affiliates or (iii) in the case of Zecal, among HTI or any of its wholly-owned Subsidiaries (transferees permitted pursuant to clauses (i),(ii) and (iii) above and the last sentence of Section 2(a) above are collectively referred to herein as "Permitted Transferees"); provided that the restrictions contained in this
      ---------------------
     Section 2 shall continue to be applicable to such Company Interests after any such Transfer; and provided further that the applicable requirements specified in Sections 3 and 4 in connection with such Transfer shall have been satisfied. A Person's "Family Group" means such Person's (or if such
                                 ------------
     Person is not an individual then such Person shall refer to the ultimate individual beneficial owners of such Person) spouse and descendants (whether natural or adopted) and any trust or other vehicle formed solely for the benefit of such Person and/or any of such Person's spouse and/or descendants.

          (c)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
     Section 2 shall continue with respect to all Company Interests until the earlier of (i) the consummation of a Liquidity Event pursuant to Section 6 or (ii) the consummation of an IPO. If the consummation of a Transfer pursuant to this Section 2 would cause a Liquidity Event to occur, the provisions of Section 6 (as opposed to this Section 2) shall control such Transfer.

          3.   Additional Restrictions on Transfer.
               -----------------------------------

          (a)  Restrictive Legend.  The Company Interests have not been
               ------------------
     registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. The LLC Agreement will contain a restrictive legend describing the transfer restrictions set forth in this Agreement.

          (b)  Opinion of Counsel.  No holder of Company Interests may Transfer
               ------------------
     any Company Interests (except pursuant to an effective registration statement under the Securities Act, pursuant to Section 5 or 6 hereof or to an Affiliate) without first delivering to the Company (unless waived by the Board) an opinion of counsel (reasonably acceptable in form and substance to the Board) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

          (c)  Transfers to HTI's Shareholders. Notwithstanding any provision in
               -------------------------------
     this Agreement to the contrary, Zecal shall not be permitted to Transfer all or any portion of the Company Interest held by it to HTI's shareholders except in accordance with this Section 3(c). At any time not less than 180 days after an IPO or any other registered public offering on behalf of the Company or any of its securityholders, Zecal shall be permitted to distribute, as a stock dividend to HTI's shareholders, all or any portion of its Company Interest. In order to ensure an orderly distribution of and market for such securities, as a condition to any such dividend to HTI's shareholders, 50% of such securities may not be resold or otherwise transferred (including pursuant to Rule 144) by HTI's shareholders until 180 days after any such distribution by Zecal or HTI. Zecal shall notify the Company not less than ten business days prior to any distribution, so that the Company can issue appropriate instructions to its transfer agent implementing the restrictions described in this Section 3(c).

          4.   Transfer.  Prior to Transferring any Company Interests (other
               --------
than pursuant to Section 3(c), a Liquidity Event pursuant to Section 6, a Public Sale or an IPO), the Transferring holder of Company Interests shall cause the prospective Transferee to be bound by this Agreement, the LLC Agreement (if the prospective Transferee is admitted as a substituted member pursuant to the LLC Agreement), the Registration Agreement, the Asset Purchase Agreement (in the case of Zecal), and any other agreements executed by holders of Company Interests relating to such Company Interests in the aggregate (collectively, the "Other Agreements"), and to execute and deliver to the Company and the other
 ----------------
holders of Company Interests counterparts of this Agreement, the LLC Agreement (if the prospective Transferee is admitted as a substituted member pursuant to the LLC Agreement), the Registration Agreement, the Asset Purchase Agreement (in the case of Zecal) and the applicable Other Agreements. Any Transfer or attempted Transfer of any Company Interests in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Company Interests as the owner of such securities for any purpose.

          5.   Public Offering.
               ---------------

          (a) If (i) at any time the Board approves a public offering of any of the Company Interests to be registered under the Securities Act, (ii) the holders of not less than a majority of the Company Interests (the "Requisite Holders") otherwise request the Company to make a public
      -----------------
     offering of equity interests of the Company pursuant to the Registration Agreement or (iii) the holders of not less than 30% of the Company Interests (the "Minority Holders") request the Company to make a public
                     ----------------
     offering of equity interests of the Company and the following conditions exist (or would exist upon the consummation of such public offering): (A) the aggregate market capitalization of the Company, based upon the price per share to be paid by the public for such interests, would be at least $300,000,000; (B) the offering price per share to be paid by the public for such interests in such public offering implies a fifteen times (15.0x) multiple of projected EBITDA for the twelve month period immediately following such public offering and (C) such public offering shall be underwritten by any one or more of Goldman Sachs, Morgan Stanley, Merrill Lynch or another top tier, New York-based investment bank, then the Members and the Company will take all necessary or desirable actions in connection with the consummation of such registered offering approved by the Board and, to the extent not inconsistent therewith, the Requisite Holders or the Minority Holders, as the case may be. It is the intent of the parties hereto that immediately prior to the initial registered offering of Company Interests, whether or not pursuant to the immediately preceding sentence and whether pursuant to a sale by the Company or by any Member, (i) a Delaware corporation will be incorporated (the "Entity"), (ii) the Company
                                                     ------
     Interests will be recapitalized or reorganized (whether by merger, exchange, contribution, a combination of the foregoing or otherwise) at the Board's election into (A) a single class of common stock of the Entity or
     (B) classes of capital stock of the Entity, in either case which have the same relative rights and preferences as such Company Interests and (iii) each

     Member hereby agrees that it will consent to and vote for a recapitalization, reorganization or exchange of the existing Company Interests into capital stock of the Entity that the Board finds acceptable (consistent with the requirements of clause (ii) above) and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization or exchange. Without limiting the generality of the foregoing, each holder of Company Interests hereby waives any dissenters rights, appraisal rights or similar rights in connection with such recapitalization, reorganization or exchange. The securities to be so held by the Members will be allocated among the Members (or additional securities will be issued to one or more Members) so that, immediately after such recapitalization, reorganization or exchange, each Member holds securities having an aggregate value equal to the amount which such Member would have received if, immediately prior to such recapitalization, reorganization or exchange, the Company had distributed to its Members an aggregate amount equal to the aggregate value of the securities which are to be held by all Members immediately after such recapitalization, reorganization or exchange in a complete liquidation pursuant to the rights and preferences set forth in the Company's LLC Agreement immediately prior to such recapitalization, reorganization or exchange, with each share of such securities, if any, offered to the public as part of such offering having a "value" for such purposes equal to the price per share of sales to the public as part of such offering.

          (b) Notwithstanding the foregoing, any such recapitalization, reorganization or exchange will be structured and implemented in the manner contemplated by Section 12.7 of the LLC Agreement.

          6.   Liquidity Event.
               ---------------

          (a) The Company shall seek to effectuate a Liquidity Event upon the request of Members holding not less than a majority of the Company Interests (the "Majority Holder").
                     ---------------

          (b) From and after the time (if any) when the Board or the Majority Holder have informed each of the Members that it desires to effectuate a Liquidity Event, the Company and each holder of Company Interests shall (i) cooperate in good faith to effectuate such Liquidity Event and (ii) consent to and raise no objections against, and take all necessary or desirable actions in connection with, the consummation of such Liquidity Event, including those reasonably requested by the Seller (as defined below). Without limiting the generality of the foregoing, subject to the terms set forth in this Section 6, (i) each holder of Company Interests hereby waives any dissenters rights, appraisal rights or similar rights in connection with such Liquidity Event and (ii) if all or any portion of any such Liquidity Event is structured as a sale of interests, each holder of Company Interests shall agree to sell any or all of his or its interests and rights to acquire interests on the terms and conditions approved by the Seller. The Person seeking to effectuate such Liquidity Event (i.e., the Board or the Majority Holder) is referred to herein as the "Seller."
                                                                 ------

          (c) In connection with any Liquidity Event (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise) pursuant to this

     Section 6, each holder of Company Interests who holds Company Interests immediately prior to such Liquidity Event shall receive the same form of consideration and the same portion of the aggregate consideration that such holder of Company Interests would have received if the aggregate consideration paid by the Buyer in connection with closing such Liquidity Event (the "Aggregate Consideration") had been paid directly to the Company
                 -----------------------
     and then distributed by the Company (i) pursuant to Section 4.1(a) of the LLC Agreement (and after giving effect to any transfer taxes payable in connection with such Liquidity Event, the amount of which will be paid directly to the persons owing such taxes), if such Liquidity Event is structured in the manner contemplated by Section 12.7 of the LLC Agreement or otherwise as a sale of equity interests or similar transaction or (ii) in all other cases in a complete liquidation pursuant to the terms of the LLC Agreement as in effect immediately prior to such Liquidity Event (but without the Company paying any amounts in such liquidation with respect to any obligations that are being assumed by the Buyer in connection with such Liquidity Event, and after giving effect to any transfer taxes payable in connection with such Liquidity Event, the amount of which will be paid directly to the persons owing such taxes). Each holder of Company Interests shall take all necessary or desirable actions in connection with the receipt of the Aggregate Consideration from such Liquidity Event as is requested by the Seller to effectuate the foregoing.

          (d) The Company will pay the costs of any sale of Company Interests pursuant to a Liquidity Event to the extent such costs are incurred for the benefit of all holders of Company Interests and are not otherwise paid by the acquiring party, but including in any event the reasonable fees and disbursements of one counsel chosen by the Majority Holder. Costs incurred by any holder of Company Interests on its own behalf will not be considered costs of the transaction under this Section 6.

          (e) The provisions of this Section 6 shall terminate upon the consummation of the first to occur of an IPO or a Liquidity Event.

          (f) Notwithstanding the foregoing, any such Liquidity Event will be structured and implemented in the manner contemplated by Section 12.7 of the LLC Agreement.

          7.   Certain Definitions.
               -------------------

          "Affiliate" is defined in the LLC Agreement.
           ---------

          "Asset Purchase Agreement" means that certain Asset Purchase
           ------------------------
Agreement, dated as of the date hereof, by and among the Company, HTI and Zecal Corp., as the same may be amended or modified from time to time.

          "Board" is defined in the LLC Agreement.
           -----

          "Buyer" is the person or persons purchasing the Company.
           -----

          "Company Interest" is defined in the LLC Agreement.
           ----------------

          "Equity Interests" is defined in the LLC Agreement.
           ----------------

          "GAAP" is defined in the LLC Agreement.
           ----

          "Guaranty" is defined in the LLC Agreement.
           --------

          "Invested Capital" is defined in the LLC Agreement.
           ----------------

          "IPO" is defined in the LLC Agreement.
           ---

          "Letter Agreement" means that certain Letter Agreement, dated as of
           ----------------
the date hereof, between Wells Fargo Business Credit, Inc. and the Company.

          "Liquidity Event" is defined in the LLC Agreement.
           ---------------

          "LLC Interest Purchase Agreement" means that certain LLC Interest
           -------------------------------
Purchase Agreement, dated as of the date hereof, between the Company and LZ.

          "Member" is defined in the LLC Agreement.
           ------

          "Person" is defined in the LLC Agreement.
           ------

          "P.G. Design" means P.G. Design Electronics, Inc., a Delaware
           -----------
corporation.

          "Preferred Company Interests" is defined in the LLC Agreement.
           ---------------------------

          "Public Sale" is defined in the LLC Agreement.
           -----------

          "Registration Agreement" means that certain Registration Agreement,
           ----------------------
dated as of the date hereof, between the Company and its Members.

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

          "Subsidiary" is defined in the LLC Agreement.
           ----------

          8.   Financial Statements. At any time prior to the consummation of an
               --------------------
IPO or a Liquidity Event, the Company will deliver to each holder of Company
Interests:

          (a) no later than thirty (30) days after the end of each monthly accounting period of the Company in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget, and to the corresponding period in the preceding fiscal year (all of which statements shall be prepared in accordance with GAAP);

          (b) no later than forty-five (45) days after the end of each quarterly accounting period of the Company in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the Company's annual budget, and to the corresponding period in the preceding fiscal year (all of which statements shall be prepared in accordance with GAAP);

          (c) no later than forty-five (45) days after the end of each quarterly accounting period of the Company in each fiscal year, a revised copy of the annual budget of the Company and its Subsidiaries, updated to reflect the Company's actual operating results to date and other data impacting the assumptions used to prepare the Company's annual budget; and

          (d) no later than ninety (90) days after the end of each fiscal year of the Company, consolidated statements of income and cash flows of the Company for such fiscal year, and consolidated balance sheets of the Company as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget, and to the preceding fiscal year, and a calculation of Adjusted EBITDA (as defined in Section 9(a)), all prepared in accordance with GAAP, and accompanied by an unqualified opinion of such independent accounting firm of recognized national standing approved by the Board.

          9.   Put Arrangements.
               ----------------

          (a) At any time during each Put Exercise Period (as defined below), if the Company's actual Adjusted EBITDA is less than 80% of the Adjusted EBITDA targets set forth in a separate writing delivered at the closing of the Asset Purchase Agreement by signature of an officer of Zecal and countersigned by a LZ Director (for either the year ended December 31, 2001, the year ended December 31, 2002 or the two year period ended December 31, 2002), the holders of Preferred Company Interests (other than HTI or any of its Affiliates) shall have the right (but not the obligation) to require HTI to repurchase all or any portion of such holder's Preferred Company Interests at the Put Price (the "Put") by delivering a written
                                              ---
     notice to HTI specifying the amount of Preferred Company Interests to be purchased (the "Put Notice"). Each "Put Exercise Period" shall be the 90-
                     ----------          -------------------
     day period
     following the delivery of the Company's annual audited consolidated financial statements to the Members for each fiscal year of the Company commencing with the year ended December 31, 2001 and ending with the year ended December 31, 2002, but in any event each Put Exercise Period shall begin no later than 90 days after the end of each such fiscal year. "Adjusted EBITDA" means (i) the Company's consolidated pretax income for
      ---------------
     the relevant accounting period, plus the amount of interest expense for such period, plus the amount of the provision for depreciation and amortization for such period, all determined on a consolidated basis in accordance with GAAP, consistently applied minus (ii) the Company's net
                                                -----
     change in Working Capital for the relevant accounting period, determined on a consolidated basis in accordance with GAAP, consistently applied. "Working Capital" means the Company's consolidated current assets minus its
      ---------------
     consolidated current liabilities (excluding the effects of cash and cash equivalents and the current portion of Indebtedness for Borrowed Money (as defined in the Asset Purchase Agreement)), determined in accordance with GAAP, consistently applied.

          (b) Subject to the provisions hereof, no later than 120 days after delivery of the Put Notice, HTI shall purchase and the holders of Preferred Company Interests electing to Put such interests (the "Electing Holders")
                                                            ----------------
     shall sell the amount of such holders' Preferred Company Interests specified in the Put Notice at a mutually agreeable time and place (the "Put Closing").
      -----------

          (c) At the Put Closing, the Electing Holders shall deliver to HTI duly executed instruments of assignment conveying title to such Electing Holder's interests to be purchased by HTI, free and clear of all liens, and HTI shall deliver each such Electing Holder the Put Price by wire transfer of immediately available funds to an account designated by each such Electing Holder. In the event HTI fails to consummate the Put transactions required by this Section 9, Zecal shall lose its right to appoint directors to the Board pursuant to Section 1 of this Agreement, and the election of such directors shall be accomplished in accordance with the Delaware Act (as defined in the LLC Agreement).

          (d)  The "Put Price" of each Electing Holder's Preferred Company
                    ---------
     Interests shall mean the purchase price paid therefor plus interest thereon, at a rate of 10% per annum, compounded monthly, from the date such interests were purchased to (but not including) the date HTI actually makes payment for such interests.

          (e) Notwithstanding any other provision in this Section 9, the right of the holders of the Preferred Company Interests to exercise the Put hereunder shall terminate upon the consummation of the first to occur of a Liquidity Event or an IPO.

          10.  Buy-Sell Arrangements.
               ---------------------

          (a) At any time on or after January 1, 2001 (or at any time after the date hereof, in the event of an Insolvency Event or Bank Acquisition Event, as defined in Section 1(d) hereof), either LZ or Zecal (the "Proposed
                                                                  --------
     Seller") may offer (any such offer shall specify
     ------
     that it is pursuant to this Section 10(a)), in writing (the "Offer"), to
                                                                  -----
     sell all or any portion of its Company Interests to the other group (Zecal or LZ, as the case may be, and hereinafter referred to as the "Proposed
                                                                    --------
     Buyer"), specifying the aggregate price therefor, and the price for each 1%
     -----
     interest in the Company (the price of each 1% interest in the Company hereinafter referred to as the "Target Price"). The Proposed Buyer must
                                     ------------
     accept or reject the Offer no later than thirty (30) days after receipt of the Offer. If the Proposed Buyer accepts the Offer, it shall deliver the Proposed Seller an irrevocable acceptance notice (the "Acceptance Notice")
                                                            -----------------
     stating that the Proposed Buyer agrees to purchase all (but not less than all) of the Proposed Seller's offered Company Interests at the aggregate Target Price therefor (in cash, payable in immediately available funds, denominated in U.S. dollars) on a date which shall not be later than 90 days after receipt of the Offer, and such purchase of all (but not less than all) of the Proposed Seller's offered Company Interests shall be consummated no later than 90 days after receipt of the Offer. If the Proposed Buyer rejects the Offer (and such rejection shall be deemed to occur on the 30th day after receipt of the Offer, if no written acceptance or rejection of the Offer is delivered by the Proposed Buyer on or prior to such date), then the Proposed Seller must purchase all (but not less than all) of the Proposed Buyer's Company Interests at the aggregate Target Price therefor (in cash, payable in immediately available funds, denominated in U.S. dollars) on a date which shall not be later than 90 days after receipt of the Offer, and such purchase of all (but not less than all) of the Proposed Buyer's Company Interests shall be consummated no later than 90 days after receipt of the Offer. In the event Zecal fails to fulfill its obligations under this Section 10 to consummate a purchase or sale of Company Interests when obligated to do so, Zecal shall lose the right to appoint directors to the Board pursuant to Section 1 of this Agreement, and the election of directors shall be accomplished in accordance with the Delaware Act. HTI unconditionally guarantees Zecal's obligations pursuant to this Section 10, it being understood that HTI's guarantee is a guarantee of payment.

          (b) Notwithstanding any other provision in this Section 10, at any time, either party may offer (any such offer shall specify that it is pursuant to this Section 10(b)), in writing, to sell any portion of its Company Interests to the other party, and in such event, the parties may (but shall not be obligated to) negotiate mutually agreeable terms for the purchase and sale of any such offered Company Interests.

          (c) Notwithstanding any other provision in this Section 10, each party's rights and obligations under this Section 10 shall terminate upon the consummation of the first to occur of a Liquidity Event or an IPO.

          11.  Additional Financing.
               --------------------

          (a) If, at any time prior to the first to occur of a Liquidity Event or an IPO, the Company is deemed, in accordance with the terms of this
     Section 11, to require additional financing and the Board, as of the date of such Call Notice (as defined below), has not consummated a third party financing, any Member holding more than 25% of the aggregate Company Interest may issue a written request to each of the Members for additional funds for the Company, by delivery of written notice to each such Member at the address for such Person in the Company's books and records (the "Call
                                                                      ----
     Notice"), which notice shall describe the proposed amount of the additional
     ------
     financing, the proposed closing date of the additional financing (which shall be no later than 15 business days after the delivery of the Call Notice) and, as provided in paragraph 11(c) hereof, the proposed type of financing (i.e., equity or debt financing). Within 15 business days after the delivery of the Call Notice, each Member shall have the preemptive right (but not the obligation) to provide all, but not less than all, of such Member's pro rata share of such financing, according to their respective Company Interests, in accordance with this Section 11.

          (b) The Company shall be deemed to require additional financing upon a Board finding thereof and, notwithstanding any Board finding to the contrary, if any one of the following conditions exists at the time a Call Notice is delivered: (i) the Company's cash balance is less than $500,000,
     (ii) the Company has failed or is likely to fail to pay its debts or obligations as they have or will become due and payable or (iii) the cash flow projections in the budget prepared by the Company (as such projections may be adjusted from time to time) reasonably indicate a need for additional financing during any succeeding six-month period (excluding, for purposes hereof, any discretionary, rather than required capital expenditures).

          (c) Any such financing provided to the Company by the Members pursuant to this Section 11 shall, if each Member is providing a pro rata percentage (according to their respective Company Interests) of such funding, be in the form of additional Preferred Company Interests representing a percentage of all of the Company Interests equal to a fraction, the numerator of which shall be the dollar amount of Preferred Company Interests purchased pursuant hereto and the denominator of which shall be the aggregate dollar amount of the Company's Invested Capital immediately following the purchase of such additional Preferred Company Interests (the "Derived Percentage") or, if any Member declines to provide
                     ------------------
     all of its pro rata percentage of such funding, in the form of either (at the election of each funding Member): (i) a first priority senior secured loan bearing interest at the rate of 20% per annum (or such lesser rate as may be permitted under applicable usury law), compounded monthly and containing such other terms and conditions mutually agreed to by the Company and such funding Member or (ii) additional Preferred Company Interests representing a percentage of all of the Company Interests equal to the Derived Percentage. If any Member declines to provide all of its pro rata percentage of any funding described in this Section 11, each Member providing any such funding shall receive warrants exercisable for a dollar amount of additional Preferred Company Interests equal to two times (2.0x) the dollar amount of the financing provided by such funding Member pursuant to the preceding sentence of this Section 11 (the "Warrants"); provided
                                                        --------
     that this provision for Warrants shall not apply with respect to up to $1.45 million of financing used to satisfy the Company's obligations under the Guaranty provided solely by LZ or solely by Zecal. Such Warrants shall be exercisable for a period of five years from the date such financing is consummated pursuant to this Section 11 and the exercise price of such Warrants shall be equal to the dollar amount thereof. Such Warrants shall be exercisable for a percentage of the Company

     Interests equal to the dollar amount of such Warrants divided by the total dollar amount of the Company's Invested Capital from time to time (assuming exercise of such Warrants).

          (d) After receiving a Call Notice, a Member wishing to exercise the preemptive rights granted by this Section 11 must give written notice to the Company and the Member issuing the Call Notice, within five (5) business days after delivery of the Call Notice (the "Election Period"),
                                                           ---------------
     that such Member irrevocably agrees to subscribe for all (but not less than all) of its pro rata portion of the additional financing described in the Call Notice. As soon as practicable, but in any event within three (3) business days after the expiration of the Election Period, the Company and the Member issuing the Call Notice will, if necessary, notify the Members exercising their preemptive rights to provide additional financing of any unsubscribed additional financing which Members have elected not to provide and each of the electing Members will be entitled (but not obligated) to subscribe for the remaining additional financing described in the Call Notice (the "Second Call Notice"); provided that if in the aggregate such
                  ------------------
     Members elect to subscribe for more than the remaining additional financing, such remaining additional financing subscribed for by each such Member will be reduced on a pro rata basis based upon the respective Company Interests then held by such Members. Each Member may elect to subscribe for any of the remaining additional financing available to such Member by delivering written notice to the Company and the Member issuing the Call Notice within two (2) business days after the delivery of the Second Call Notice (with such two (2) business day period referred to herein as the "Second Election Period").
                    ----------------------

          (e) As soon as practicable but in any event within two (2) business days after the expiration of the Election Period or the Second Election Period (if any), the Company and the Member issuing the Call Notice will provide written notice (the "Closing Notice") to the electing Members as to
                                  --------------
     the total amount of additional financing to be provided to the Company by such Member and the time and place of the closing of the transaction (which will in any event be no later than 15 business days after the issuance of the Call Notice).

          (f) The closing of the transactions contemplated by this Section 11 will take place on the date designated in the Closing Notice. The Members electing to provide such additional financing shall provide such funds by delivery of a certified check or bank check or by wire transfer of immediately available funds. The Company and the electing Members will enter into definitive financing documentation customary for financing transactions of the type described in this Section 11 and each electing Member shall receive customary representations, warranties, covenants and indemnities from the Company in connection with such financing. Notwithstanding anything to the contrary contained in this Agreement, the rights and obligations set forth in this Section 11 shall not be transferable by either party and may only be performed or exercised by such party.

          12.  Monitoring Expenses.  The Company shall reimburse each of LZ and
               -------------------
Zecal for their respective reasonably incurred actual out-of-pocket third party expenses incurred by either LZ or Zecal in monitoring their respective investments in the Company (which shall not, in any event, include any internal expenses, including, without limitation, any salaries or expenses of any officer, director or employee of either such party or its Affiliates). This Section 12 shall terminate upon the first to occur of
(i) the consummation of a Liquidity Event or an IPO or (ii) as to any particular party, upon the first date such party ceases to hold 10% or more of the aggregate Company Interest.

          13.  Amendment and Waiver.  Except as otherwise provided herein, no
               --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Members unless such modification, amendment or waiver is approved in writing by Members holding not less than a majority of the Company Interests. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          14.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          15.  Entire Agreement.  This Agreement, those documents expressly
               ----------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          16.  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Members and any subsequent holders of Company Interests and the respective successors and permitted assigns of each of them, so long as they hold Company Interests. Notwithstanding any provision in this Agreement to the contrary, Company Interests shall cease to be Company Interests for purposes of this Agreement when they have been disposed of in a Public Sale or repurchased by the Company or any Subsidiary.

          17.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

          18.  Remedies.  Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          19.  Notices.  Any notice provided for in this Agreement will be in
               -------
writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient and to any subsequent holder of Company Interests subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

          To the Company:
          --------------

          Zecal Technology, LLC
          c/o Lamb Partners
          900 N. Michigan Avenue
          Chicago, IL 60611
          Telecopy No.: (312) 915-1037
          Attention:    Neil G. Bluhm

          With a copy to:

          Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, IL 60601
          Telecopy No.: (312) 861-2200
          Attention:    Gary M. Holihan, Esq.

          and to:

          Heartland Technology, Inc.
          547 West Jackson Boulevard, Suite 1510
          Chicago, IL 60661
          Attention:  Lawrence Adelson, Esq.

          20.  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to jurisdiction and venue therein.

          21.  Descriptive Headings; Interpretation.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement (including the LLC Agreement) will be given effect hereunder unless such Person has consented in writing to such amendment or modification. The use of the words "or," "either" and "any" shall not be exclusive.

          22.  Delivery by Facsimile. This Agreement and any signed agreement or
               ---------------------
instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

          23.  No Strict Construction. The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          24.  Undertaking of HTI.  HTI agrees that it shall guarantee each and
               ------------------
every one of the Zecal's obligations under this Agreement and the other agreements and transactions contemplated herein.


                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Members Agreement on the day and year first above written.


                              ZECAL TECHNOLOGY, LLC

                              By:_______________________________

                              Its:______________________________


                              ZECAL CORP.

                              By:_______________________________

                              Its:______________________________


                              LZ PARTNERS, LLC

                              By:_______________________________

                              Its:______________________________


                              SOLELY FOR PURPOSES OF AGREEING TO BE BOUND BY SECTIONS 9, 10 and 24 HEREOF:

                              HEARTLAND TECHNOLOGY, INC.


                              By:_______________________________

                              Its:______________________________

                              SCHEDULE OF MEMBERS
                              -------------------


Zecal Corp.
c/o Heartland Technology, Inc.
547 W. Jackson Boulevard, Suite 1510
Chicago, Illinois 60661
Attention: Edwin Jacobson


LZ Partners, LLC
c/o Lamb Partners
900 N. Michigan
Chicago, Illinois 60611
Attention: Neil G. Bluhm

                                     -18-